Woori Finance Holdings Co., Ltd.

                                                203 Hoehyun-dong, l-ga, Chung-gu
                                                            Seoul 100-792, Korea
                                                             Tel: 82-2-2125-2130
                                                           Fax: 82-2-2125-2291/2

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS that Woori Finance Holdings Co., Ltd. (the "Company") and each person whose signature appears below constitutes and appoints each of Byung Chul Yoon, Chairman and Chief Executive Officer, Euoo Sung Min, Vice Chairman and Chief Financial Officer, Won Gihl Sohn, Managing Director, and Young Sun Kim, Director, of the Company, a true and 1awful attorney-in-fact and an agent of the Company and with full power of substitution, for and in the name, place and stead of the Company and each such person, in any and all capacities, to take the following actions:

      1. To sign a Registration Statement on Form 20-F (the "Form 20-F Registration Statement") under the Exchange Act of 1934, as amended (the "Exchange Act"), relating to the registration of equity securities of the Company (the "Securities") and one or more amendments to the Form 20-F Registration Statement (including, without limitation, post-effective amendments thereto and amendments thereto) and to cause the same to be filed with or, where permitted, transmitted for filing to, the United States Securities and Exchange Commission, together with such exhibits and other documents as may be necessary or appropriate.

      2. To sign a Registration Statement on Form F-6 (the "F-6 Registration Statement") under the Securities Act of 1933, as amended, relating to the registration of American Depositary Receipts to be issued by the Company and one or more amendments to the F-6 Registration Statement (including, without limitation, post-effective amendments thereto and amendments thereto) and to cause the same to be filed with or, where permitted, transmitted for filing to, the United States Securities and Exchange Commission, together with such exhibits and other documents as may be necessary or appropriate.

      3. To sign such applications, certificates, consents and other documents as may be necessary or appropriate from time to time, in connection with the (x) listing of any or all of the Securities on one or more securities exchanges including, without limitation, the New York Stock Exchange, Inc. and (y) qualification of the Securities under the securities or Blue Sky laws of any states or other jurisdictions of the United States of America; and to cause the same to be flied with such securities exchanges or the securities or Blue Sky commissions of such states or other jurisdictions as the case may be.

      4. To sign such other documents, to take such other actions and to do such other Things as said agents and attorneys-in-fact, or any of them, may deem necessary or appropriate from time to time in connection with the foregoing.

      IN WITNESS WHEREOF each of the undersigned has executed this power of attorney on the 25th day of September 2003.

Name                Title                                    Signature
----                -----                                    ---------

Byung-Chul Yoon     Chairman and Chief Executive Officer     /s/ Byung-Chul Yoon
                                                             -------------------


Duk-Hoon Lee        Vice Chairman and Chief Executive
                    Officer of Woori bank                    -------------------


Kwang-Woo Jun       Vice Chairman and Chief Strategy
                    Officer                                  /s/ Kwang-Woo Jun
                                                             -------------------


Euoo-Sung Min       Vice Chairman and Chief Financial
                    Officer                                  /s/ Euoo-Sung Min
                                                             -------------------


Nam-Hong Cho        Non-Standing Director                    /s/ Nam-Hong Cho
                                                             -------------------


Sang-Chul Lee       Non-Standing Director                    /s/ Sang-Chul Lee
                                                             -------------------


Chae-Woong Lee      Non-Standing Director                    /s/ Chae-Woong Lee
                                                             -------------------


Gae-Min Lee         Non-Standing Director                    /s/ Gae-Min Lee
                                                             -------------------


Oh-Seok Hyun        Non-Standing Director                    /s/ Oh-Seok Hyun
                                                             -------------------


Hae-Suk Suh         Non-Standing Director                    /s/ Hae-Suk Suh
                                                             -------------------

Authorized Representative in the U.S.


Jeong Han Kim       General Manager of NY Agency             /s/ Jeong Han Kim
                                                             -------------------